UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2006
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

000-31249 (Commission File Number)	88-0331369 (IRS Employer Identification No.)
26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 352-7530
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          At the Annual Meeting of Stockholders of Arcadia Resources, Inc. (the “Company”) held on September 26, 2006 (“2006 Annual Meeting”), the Company’s stockholders approved the Arcadia Resources, Inc. 2006 Equity Incentive Plan (the “2006 Plan”). The 2006 Plan was previously approved by the Company’s Board of Directors, subject to stockholder approval. A description of the material terms of the 2006 Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 28, 2006 (the “Proxy Statement”).
     The 2006 Plan became effective upon stockholder approval on September 26, 2006. The 2006 Plan will terminate in ten years, unless sooner terminated by the Board of Directors, and following termination no additional awards will be granted under the 2006 Plan. The termination of the 2006 Plan will not affect previously granted awards. The 2006 Plan permits the grant of incentive stock options, nonqualified stock options, stock appreciation rights, and restricted shares. The maximum number of shares that may be issued under the 2006 Plan is 5,000,000 shares of common stock. All non-employed directors, executive officers, employees of the Company and its subsidiaries, and other persons furnishing services, are eligible to receive awards under the 2006 Plan. The foregoing summary is qualified in its entirety by reference to the terms of the 2006 Plan, a copy of which was filed as Appendix C to the Company’s Proxy Statement, and which is incorporated by reference thereto as Exhibit 10.1 to this Form 8-K.
Item 8.01 Other Events
          In addition to approving the 2006 Plan, the Company’s shareholders voted to take, and thereby approved, the following actions at the 2006 Annual Meeting:
1.	Elected John E. Elliott, II and John T. Thornton as Class A directors to hold office for a term of three years;

2.	Elected Lawrence R. Kuhnert as a Class B director to hold office for a term of two years;

3.	Elected Peter A. Brusca and Anna Maria Nekoranec as Class C directors to hold office for a term of one year; and

4.	Approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, $0.001 par value per share, from 150,000,000 to 200,000,000 shares.
The Tabulation of Stockholder Votes is attached as Exhibit 99.1. On September 27, 2006, the Company’s Chairman/Chief Executive Officer and President/Chief Operating Officer terminated the voting agreement dated May 7, 2004 which permitted them to elect a majority of the Board of Directors.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

3.1	Amended and Restated Articles of Incorporation of Arcadia Resources, Inc. dated September 26, 2006

9.1	Termination of Voting Agreement Dated May 7, 2004

10.1	Arcadia Resources, Inc. 2006 Equity Incentive Plan (previously filed with the U.S. Securities and Exchange Commission as Appendix C to the Company’s Definitive Proxy Statement filed on Schedule 14A on August 28, 2006 and incorporated herein by reference (File No. 000-32935))

99.1	Tabulation of Stockholder Votes
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.
By:	/S/ Rebecca R. Irish
Rebecca R. Irish

Its:	Secretary and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: October 2, 2006

EXHIBIT INDEX

Ex. No.	Description

3.1	Amended and Restated Articles of Incorporation of Arcadia Resources, Inc. dated September 26, 2006

9.1	Termination of Voting Agreement Dated May 7, 2004

99.1	Tabulation of Stockholder Votes

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